UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


      Date of report (Date of earliest event reported) : February 25, 2006


                               KEYSPAN CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)


                                    New York
                 (State or Other Jurisdiction of Incorporation)


       1-14161                                            11-3431358
(Commission File Number)                       (IRS Employer Identification No.)

 175 East Old Country Road, Hicksville, New York            11801
 One MetroTech Center, Brooklyn, New York                   11201
 (Address of Principal Executive Offices)                 (Zip Code)

                        (516) 755-6650 (Hicksville) (718)
                               403-1000 (Brooklyn)
              (Registrant's Telephone Number, Including Area Code)

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

  Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written  communications  pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[x] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13.e-4(C))


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Cautionary Language Concerning Forward-Looking Statements
---------------------------------------------------------

     Certain statements contained herein are forward-looking statements, which reflect numerous assumptions and estimates and involve a number of risks and uncertainties. For these statements, we claim the protection of the safe harbor for forward-looking statements provided by the Private Securities Litigation Reform Act of 1995.

     There are possible developments that could cause our actual results to differ materially from those forecast or implied in the forward-looking statements. You are cautioned not to place undue reliance on these forward-looking statements, which are current only as of the date of this filing. We disclaim any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

     Among the factors that could cause actual results to differ materially are: general economic conditions, especially in the Northeast United States; available sources and cost of fuel; volatility of energy prices in a deregulated market environment as well as in the source of natural gas and fuel used to generate electricity; potential write-down of our investment in natural gas properties when natural gas prices are depressed or if we have significant downward revisions in our estimated proved gas reserves; federal and state regulatory initiatives that increase competition, threaten cost and investment recovery, and impact rate structures; our ability to successfully reduce our cost structures; implementation of new accounting standards; the degree to which the we develop unregulated business ventures; as well as federal and state regulatory policies affecting our ability to retain and operate those business ventures; our ability to identify and make complementary acquisitions, as well as the successful integration of those acquisitions; inflationary trends and interest rates; and risks detailed from time to time in reports filed by us with the Securities and Exchange Commission.

Important Information
---------------------

     In connection with the proposed merger discussed below in Item 8.01, KeySpan Corporation (the "Company") will file a proxy statement with the Securities and Exchange Commission. INVESTORS AND SECURITY HOLDERS ARE ADVISED TO READ THE PROXY STATEMENT WHEN IT BECOMES AVAILABLE, AS IT WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders may obtain a free copy of the proxy statement, when available, and other documents filed by the Company at the Securities and Exchange Commission's web site at http:/www.sec.gov.

     The Company and its directors, executive officers and other members of its management and employees may be deemed to be participants in the solicitation of proxies from its stockholders in connection with the proposed merger. Information concerning the interests of the Company's participants in the solicitation is set forth in the Company's proxy statement and Annual Report on Form 10-K filed (filed with the Securities and Exchange Commission on March 30, 2005 and March 2, 2005, respectively) and will be set forth in the proxy statement relating to the merger when it becomes available.

Item 8.01.        Other Events.

     On February 27, 2006, the Company issued a press release announcing that it has entered into an Agreement and Plan of Merger. The Company's press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.



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



Item 9.01.        Financial Statements and Exhibits.

         (c) Exhibits.

               (1)  Press Release of the Company dated February 27, 2006









                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                               KEYSPAN CORPORATION

Dated: February 27, 2006       By:  /s/John J. Bishar, Jr.
                               ---------------------------
                               Name:  John J. Bishar, Jr.
                               Title: Executive Vice President, General Counsel,
                                      Chief Governance Officer and Secretary






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                                INDEX TO EXHIBITS


Exhibit No.      Exhibit                                                   Page
-----------      -------                                                   ----

     99.1        Press Release of the Company dated February 27, 2006.      5









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